UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 29, 2008

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 29, 2008, the Board of Directors elected three executives as corporate officers.  None of the executives has previously served as an officer of the Company.  The executives and their new positions are as follows:

(i)     William L. Deckelman, Jr., Vice President, General Counsel and Secretary;

(ii)    Gawie M. Nienaber, Vice President and Associate General Counsel; and

(iii)   Nathan (Gus) Siekierka, Vice President, Human Resources.

Hayward D. Fisk, the prior Vice President, General Counsel and Secretary, will remain a Vice President until his retirement later in the year.

Mr. Deckelman, 50, joined the Company in January 2008.  Prior to joining the Company, he was employed by Affiliated Computer Services, Inc. ("ACS") from 2000 through 2007 as Executive Vice President, General Counsel and Secretary, and from 1989 through March 1994 as Senior Vice President, General Counsel and Secretary.  He served as a member of the ACS Board of Directors from 2000 through 2003.  From 1995 through 1999, Mr. Deckelman practiced law in Austin and Dallas, Texas, specializing in corporate and securities law, mergers and acquisitions, and outsourcing transactions.

Mr. Nienaber, 50, joined the Company in 1993.  Since January 2008, he has served as Associate General Counsel with responsibility for legal support to all of CSC’s non-U.S. operations.  He was Deputy General Counsel from 1997 to 2007, and Assistant General Counsel from 1993 to 1997.

Mr. Siekierka, 58, joined the Company in 1973.  He has been responsible for all human resources functions throughout the Company since November 2005.  From 2003 to 2005, he served as Vice President, Human Resources for four of the Company's business units: Global Infrastructure Services, Technology Management Group, Global Transformation Solutions and Americas Business Development.  Previous positions within the Company include Vice President, Human Resources of Federal Sector, and of several of its divisions.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective March 29, 2008, the corporate headquarters of the Company were relocated from El Segundo, California to Falls Church, Virginia.  In connection therewith, effective March 29, 2008 the Company's Board of Directors amended the Bylaws to remove all references to El Segundo, California.  A copy of the Bylaws, as amended and restated effective March 29, 2008, is attached hereto as Exhibit 3.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: March 31, 2008	By /s/ Thomas R. Irvin
Thomas R. Irvin
Vice President and Treasurer

EXHIBIT INDEX

Exhibit

3.3 Bylaws, amended and restated effective March 29, 2008